Exhibit 99.2
Johnson & Johnson and subsidiaries
Supplementary sales data

(Unaudited; Dollars in Millions)	SECOND QUARTER
			Percent Change
Sales to customers by geographic area	2024	2023	Total	Operations	Currency
U.S.	$12,569	11,657	7.8%	7.8	—
Europe	5,214	5,131	1.6	3.4	(1.8)
Western Hemisphere excluding U.S.	1,212	1,136	6.7	22.6	(15.9)
Asia-Pacific, Africa	3,452	3,595	(4.0)	1.9	(5.9)
International	9,878	9,862	0.2	5.1	(4.9)
Worldwide	$22,447	21,519	4.3%	6.6	(2.3)

Johnson & Johnson and subsidiaries
Supplementary sales data

(Unaudited; Dollars in Millions)	SECOND QUARTER
			Percent Change
Sales to customers by geographic area (ex. COVID-19 Vaccine)	2024	2023	Total	Operations	Currency
U.S.*	$12,569	11,657	7.8%	7.8	—
Europe(1)	5,042	4,846	4.1	6.0	(1.9)
Western Hemisphere excluding U.S.*	1,212	1,136	6.7	22.6	(15.9)
Asia-Pacific, Africa*	3,452	3,595	(4.0)	1.9	(5.9)
International	9,706	9,577	1.3	6.4	(5.1)
Worldwide	$22,275	21,234	4.9%	7.2	(2.3)
Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.
(1) Refer to supplemental sales information schedules
*No COVID-19 Vaccine Sales

Johnson & Johnson and subsidiaries
Supplementary sales data

(Unaudited; Dollars in Millions)	SIX MONTHS
			Percent Change
Sales to customers by geographic area	2024	2023	Total	Operations	Currency
U.S.	$24,189	22,439	7.8%	7.8	—
Europe	10,377	10,721	(3.2)	(2.4)	(0.8)
Western Hemisphere excluding U.S.	2,406	2,212	8.8	21.9	(13.1)
Asia-Pacific, Africa	6,858	7,041	(2.6)	3.4	(6.0)
International	19,641	19,974	(1.7)	2.4	(4.1)
Worldwide	$43,830	42,413	3.3%	5.2	(1.9)

Johnson & Johnson and subsidiaries
Supplementary sales data

(Unaudited; Dollars in Millions)	SIX MONTHS
			Percent Change
Sales to customers by geographic area (ex. COVID-19 Vaccine)	2024	2023	Total	Operations	Currency
U.S.*	$24,189	22,439	7.8%	7.8	—
Europe(1)	10,180	9,689	5.1	6.0	(0.9)
Western Hemisphere excluding U.S.*	2,406	2,212	8.8	21.9	(13.1)
Asia-Pacific, Africa*	6,858	7,041	(2.6)	3.4	(6.0)
International	19,444	18,942	2.7	6.9	(4.2)
Worldwide	$43,633	41,381	5.4%	7.4	(2.0)
Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.
(1) Refer to supplemental sales information schedules
*No COVID-19 Vaccine Sales

Johnson & Johnson and subsidiaries
Supplementary sales data

(Unaudited; Dollars in Millions)	SECOND QUARTER
			Percent Change
Sales to customers by segment of business	2024	2023	Total	Operations	Currency
Innovative Medicine (1)
U.S.	$8,510	7,818	8.9%	8.9	—
International	5,980	5,913	1.1	6.4	(5.3)
	14,490	13,731	5.5	7.8	(2.3)
Innovative Medicine excluding COVID-19 Vaccine (1)
U.S.	8,510	7,818	8.9	8.9	—
International	5,808	5,628	3.2	8.7	(5.5)
	14,318	13,446	6.5	8.8	(2.3)
MedTech
U.S.	4,059	3,839	5.7	5.7	—
International	3,898	3,949	(1.3)	3.2	(4.5)
	7,957	7,788	2.2	4.4	(2.2)
U.S.	12,569	11,657	7.8	7.8	—
International	9,878	9,862	0.2	5.1	(4.9)
Worldwide	22,447	21,519	4.3	6.6	(2.3)
U.S.	12,569	11,657	7.8	7.8	—
International	9,706	9,577	1.3	6.4	(5.1)
Worldwide excluding COVID-19 Vaccine (1)	$22,275	21,234	4.9%	7.2	(2.3)
Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.
(1)Refer to supplemental sales information schedules.

Johnson & Johnson and subsidiaries
Supplementary sales data

(Unaudited; Dollars in Millions)	SIX MONTHS
			Percent Change
Sales to customers by segment of business	2024	2023	Total	Operations	Currency
Innovative Medicine (1)
U.S.	$16,122	14,841	8.6%	8.6	—
International	11,930	12,303	(3.0)	1.0	(4.0)
	28,052	27,144	3.3	5.2	(1.9)
Innovative Medicine excluding COVID-19 Vaccine (1)
U.S.	16,122	14,841	8.6	8.6	—
International	11,733	11,271	4.1	8.5	(4.4)
	27,855	26,112	6.7	8.6	(1.9)
MedTech
U.S.	8,067	7,598	6.2	6.2	—
International	7,711	7,671	0.5	4.6	(4.1)
	15,778	15,269	3.3	5.4	(2.1)
U.S.	24,189	22,439	7.8	7.8	—
International	19,641	19,974	(1.7)	2.4	(4.1)
Worldwide	43,830	42,413	3.3	5.2	(1.9)
U.S.	24,189	22,439	7.8	7.8	—
International	19,444	18,942	2.7	6.9	(4.2)
Worldwide excluding COVID-19 Vaccine (1)	$43,633	41,381	5.4%	7.4	(2.0)
Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.
(1)Refer to supplemental sales information schedules.

Johnson & Johnson and subsidiaries
Condensed consolidated statement of earnings

(Unaudited; in Millions Except Per Share Figures)	SECOND QUARTER
	2024		2023		Percent Increase (Decrease)
	Amount	Percent to Sales	Amount	Percent to Sales
Sales to customers	$22,447	100.0	$21,519	100.0	4.3
Cost of products sold	6,869	30.6	6,462	30.0	6.3
Gross Profit	15,578	69.4	15,057	70.0	3.5
Selling, marketing and administrative expenses	5,681	25.3	5,396	25.1	5.3
Research and development expense	3,440	15.3	3,703	17.2	(7.1)
In-process research and development impairments	194	0.9	—	—
Interest (income) expense, net	(125)	(0.6)	(109)	(0.5)
Other (income) expense, net	653	2.9	(384)	(1.8)
Restructuring	(13)	0.0	145	0.7
Earnings before provision for taxes on income	5,748	25.6	6,306	29.3	(8.8)
Provision for taxes on income	1,062	4.7	930	4.3	14.2
Net earnings from Continuing Operations	$4,686	20.9	$5,376	25.0	(12.8)
Net earnings/(loss) from Discontinued Operations, net of tax	—		(232)
Net earnings	$4,686		$5,144

Net earnings per share (Diluted) from Continuing Operations	$1.93		$2.05		(5.9)
Net earnings/(loss) per share (Diluted) from Discontinued Operations	$—		($0.09)

Average shares outstanding (Diluted)	2,422.0		2,625.7

Effective tax rate from Continuing Operations	18.5%		14.7%

Adjusted earnings from Continuing Operations before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income from Continuing Operations	$8,404	37.4	$8,005	37.2	5.0
Net earnings from Continuing Operations	$6,840	30.5	$6,730	31.3	1.6
Net earnings per share (Diluted) from Continuing Operations	$2.82		$2.56		10.2
Effective tax rate from Continuing Operations	18.6%		15.9%
(1)    See Reconciliation of Non-GAAP Financial Measures.
(A)    NON-GAAP FINANCIAL MEASURES "Adjusted earnings from continuing operations before provision for taxes on income," "adjusted net earnings from continuing operations," "adjusted net earnings per share (diluted) from continuing operations," and "adjusted effective tax rate from continuing operations" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings from continuing operations before provision for taxes on income, net earnings from continuing operations, net earnings per share (diluted) from continuing operations, and effective tax rate from continuing operations on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant gains from divestitures, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings from continuing operations before provision for taxes on income, net earnings from continuing operations, net earnings per share (diluted) from continuing operations, and effective tax rate from continuing operations prepared in accordance with GAAP, adjusted earnings from continuing operations before provision for taxes on income, adjusted net earnings from continuing operations, adjusted net earnings per share (diluted) from continuing operations, and adjusted effective tax rate from continuing operations may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, significant gains from divestitures, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and subsidiaries
Condensed consolidated statement of earnings

(Unaudited; in Millions Except Per Share Figures)	SIX MONTHS
	2024		2023		Percent Increase (Decrease)
	Amount	Percent to Sales	Amount	Percent to Sales
Sales to customers	$43,830	100.0	$42,413	100.0	3.3
Cost of products sold	13,380	30.5	13,149	31.0	1.8
Gross Profit	30,450	69.5	29,264	69.0	4.1
Selling, marketing and administrative expenses	10,938	25.0	10,302	24.3	6.2
Research and development expense	6,982	16.0	7,158	16.9	(2.5)
In-process research and development impairments	194	0.4	49	0.1
Interest (income) expense, net	(334)	(0.8)	(95)	(0.2)
Other (income) expense, net	3,057	7.0	6,556	15.5
Restructuring	151	0.3	275	0.6
Earnings before provision for taxes on income	9,462	21.6	5,019	11.8	88.5
Provision for taxes on income	1,521	3.5	134	0.3	1,035.1
Net earnings from Continuing Operations	$7,941	18.1	$4,885	11.5	62.6
Net earnings from Discontinued Operations, net of tax	—		191
Net earnings	$7,941		$5,076

Net earnings per share (Diluted) from Continuing Operations	$3.27		$1.86		75.8
Net earnings per share (Diluted) from Discontinued Operations	$—		$0.07

Average shares outstanding (Diluted)	2,428.5		2,630.7

Effective tax rate from Continuing Operations	16.1%		2.7%

Adjusted earnings from Continuing Operations before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income from Continuing Operations	$16,281	37.1	$15,541	36.6	4.8
Net earnings from Continuing Operations	$13,420	30.6	$13,070	30.8	2.7
Net earnings per share (Diluted) from Continuing Operations	$5.53		$4.97		11.3
Effective tax rate from Continuing Operations	17.6%		15.9%
(1)See Reconciliation of Non-GAAP Financial Measures.
(A)NON-GAAP FINANCIAL MEASURES "Adjusted earnings from continuing operations before provision for taxes on income," "adjusted net earnings from continuing operations," "adjusted net earnings per share (diluted) from continuing operations," and "adjusted effective tax rate from continuing operations" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings from continuing operations before provision for taxes on income, net earnings from continuing operations, net earnings per share (diluted) from continuing operations, and effective tax rate from continuing operations on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant gains from divestitures, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings from continuing operations before provision for taxes on income, net earnings from continuing operations, net earnings per share (diluted) from continuing operations, and effective tax rate from continuing operations prepared in accordance with GAAP, adjusted earnings from continuing operations before provision for taxes on income, adjusted net earnings from continuing operations, adjusted net earnings per share (diluted) from continuing operations, and adjusted effective tax rate from continuing operations may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, significant gains from divestitures, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and subsidiaries
Reconciliation of non-GAAP financial measures

	Second Quarter
(Dollars in Millions Except Per Share Data)	2024	2023
Net Earnings from Continuing Operations, after tax- as reported	$4,686	$5,376

Pre-tax Adjustments
Litigation related	352	137
Intangible Asset Amortization expense	1,106	1,130
COVID-19 Vaccine related costs [1]	64	165
Restructuring related [2]	(11)	145
Medical Device Regulation [3]	68	85
Acquisition, integration and divestiture related	452	38
(Gains)/losses on securities	431	(1)
IPR&D impairments	194	—

Tax Adjustments
Tax impact on special item adjustments[4]	(437)	(307)
Tax legislation and other tax related	(65)	(38)
Adjusted Net Earnings from Continuing Operations, after tax	$6,840	$6,730
Average shares outstanding (Diluted)	2,422.0	2,625.7
Adjusted net earnings per share from Continuing Operations (Diluted)	$2.82	$2.56
Operational adjusted net earnings per share from Continuing Operations (Diluted)	$2.82
Notes:
1COVID-19 Vaccine related costs include remaining commitments and obligations, including external manufacturing network exit costs and required clinical trial expenses, associated with the Company's completion of its COVID-19 vaccine contractual commitments.
2In fiscal 2023, the company completed a prioritization of its research and development (R&D) investment within the Innovative Medicine segment to focus on the most promising medicines with the greatest benefit to patients. This resulted in the exit of certain programs within therapeutic areas. The R&D program exits are primarily in infectious diseases and vaccines including the discontinuation of its respiratory syncytial virus (RSV) adult vaccine program, hepatitis and HIV development. The restructuring income of $63 million in the fiscal second quarter of 2024 ($81 million expense Q2 2024 YTD) and $145 million expense in the fiscal second quarter of 2023 ($275 million Q2 2023 YTD) include asset divestments and the termination of partnered and non-partnered program costs and asset impairments.
In fiscal 2023, the company initiated a restructuring program of its Orthopaedics franchise within the MedTech segment to streamline operations by exiting certain markets, product lines and distribution network arrangements. The restructuring expenses of $52 million in the fiscal second quarter of 2024 ($79 million Q2 2024 YTD) includes costs related to market and product exits.
3European Medical Device Regulation (MDR) costs represent one-time compliance costs for the Company’s previously registered products. MDR is a replacement of the existing European Medical Devices Directive regulatory framework, and manufacturers of currently marketed medical devices were required to comply with EU MDR beginning in May 2021. The Company considers the adoption of EU MDR to be a significant one-time regulatory change and is not indicative of on-going operations. The Company has excluded only external third-party regulatory and consulting costs from its MedTech operating segments' measures of profit and loss used for making operating decisions and assessing performance which will be completed during 2024.
4The tax impact related to special item adjustments reflects the current and deferred income taxes associated with the above pre-tax special items in arriving at adjusted earnings.

Johnson & Johnson and subsidiaries
Reconciliation of non-GAAP financial measures

	Six Months Ended
(Dollars in Millions Except Per Share Data)	2024	2023
Net Earnings from Continuing Operations, after tax- as reported	$7,941	$4,885

Pre-tax Adjustments
Litigation related	3,078	7,037
Intangible Asset Amortization expense	2,184	2,252
COVID-19 Vaccine related costs [1]	73	609
Restructuring related [2]	160	275
Medical Device Regulation [3]	119	149
Acquisition, integration and divestiture related	600	80
(Gains)/losses on securities	411	71
IPR&D impairments	194	49

Tax Adjustments
Tax impact on special item adjustments [4]	(1,293)	(2,287)
Tax legislation and other tax related	(47)	(50)
Adjusted Net Earnings from Continuing Operations, after tax	$13,420	$13,070
Average shares outstanding (Diluted)	2,428.5	2,630.7
Adjusted net earnings per share from Continuing Operations (Diluted)	$5.53	$4.97
Operational adjusted net earnings per share from Continuing Operations (Diluted)	$5.54
Notes:
1COVID-19 Vaccine related costs include remaining commitments and obligations, including external manufacturing network exit costs and required clinical trial expenses, associated with the Company's completion of its COVID-19 vaccine contractual commitments.
2In fiscal 2023, the company completed a prioritization of its research and development (R&D) investment within the Innovative Medicine segment to focus on the most promising medicines with the greatest benefit to patients. This resulted in the exit of certain programs within therapeutic areas. The R&D program exits are primarily in infectious diseases and vaccines including the discontinuation of its respiratory syncytial virus (RSV) adult vaccine program, hepatitis and HIV development.  The restructuring income of $63 million in the fiscal second quarter of 2024 ($81 million expense Q2 2024 YTD) and $145 million expense in the fiscal second quarter of 2023 ($275 million Q2 2023 YTD) include asset divestments and the termination of partnered and non-partnered program costs and asset impairments.
In fiscal 2023, the company initiated a restructuring program of its Orthopaedics franchise within the MedTech segment to streamline operations by exiting certain markets, product lines and distribution network arrangements. The restructuring expenses of $52 million in the fiscal second quarter of 2024 ($79 million Q2 2024 YTD) includes costs related to market and product exits.
3European Medical Device Regulation (MDR) costs represent one-time compliance costs for the Company’s previously registered products. MDR is a replacement of the existing European Medical Devices Directive regulatory framework, and manufacturers of currently marketed medical devices were required to comply with EU MDR beginning in May 2021. The Company considers the adoption of EU MDR to be a significant one-time regulatory change and is not indicative of on-going operations. The Company has excluded only external third-party regulatory and consulting costs from its MedTech operating segments' measures of profit and loss used for making operating decisions and assessing performance which will be completed during 2024.
4The tax impact related to special item adjustments reflects the current and deferred income taxes associated with the above pre-tax special items in arriving at adjusted earnings.

Johnson & Johnson and subsidiaries
Reconciliation of non-GAAP financial measures
Adjusted operational sales growth(A)
Second quarter 2024 actual vs. 2023 actual

Segments
	Innovative Medicine	MedTech	Total
WW As Reported	5.5%	2.2%	4.3%
U.S.	8.9%	5.7%	7.8%
International	1.1%	(1.3)%	0.2%

WW Currency	(2.3)	(2.2)	(2.3)
U.S.	—	—	—
International	(5.3)	(4.5)	(4.9)

WW Operational	7.8%	4.4%	6.6%
U.S.	8.9%	5.7%	7.8%
International	6.4%	3.2%	5.1%

Shockwave		(1.0)	(0.4)
U.S.		(2.0)	(0.7)
International		0.0	0.0

All Other Acquisitions and Divestitures (A&D)	0.2	0.6	0.3
U.S.	0.1	1.0	0.5
International	0.2	0.1	0.2

WW Adjusted Operational Ex A&D	8.0%	4.0%	6.5%
U.S.	9.0%	4.7%	7.6%
International	6.6%	3.3%	5.3%

COVID-19 Vaccine	1.0		0.6
U.S.	0.0		0.0
International	2.3		1.3

WW Adjusted Operational Ex A&D & COVID-19 Vaccine	9.0%	4.0%	7.1%
U.S.	9.0%	4.7%	7.6%
International	8.9%	3.3%	6.6%
Note: Percentages are based on actual, non-rounded figures and may not sum
(A)    NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson and subsidiaries
Reconciliation of non-GAAP financial measures
Adjusted operational sales growth(A)
Six months 2024 actual vs. 2023 actual

Segments
	Innovative Medicine	MedTech	Total
WW As Reported	3.3%	3.3%	3.3%
U.S.	8.6%	6.2%	7.8%
International	(3.0)%	0.5%	(1.7)%

WW Currency	(1.9)	(2.1)	(1.9)
U.S.	—	—	—
International	(4.0)	(4.1)	(4.1)

WW Operational	5.2%	5.4%	5.2%
U.S.	8.6%	6.2%	7.8%
International	1.0%	4.6%	2.4%

Shockwave		(0.5)	(0.2)
U.S.		(1.0)	(0.3)
International		0.0	0.0

All Other Acquisitions and Divestitures (A&D)	0.1	0.3	0.2
U.S.	0.1	0.6	0.3
International	0.1	0.1	0.1

WW Adjusted Operational Ex A&D	5.3%	5.2%	5.2%
U.S.	8.7%	5.8%	7.8%
International	1.1%	4.7%	2.5%

COVID-19 Vaccine	3.4		2.2
U.S.	0.0		0.0
International	7.5		4.5

WW Adjusted Operational Ex A&D & COVID-19 Vaccine	8.7%	5.2%	7.4%
U.S.	8.7%	5.8%	7.8%
International	8.6%	4.7%	7.0%
Note: Percentages are based on actual, non-rounded figures and may not sum
(A)    NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson
Segment sales
(Dollars in Millions)

	SECOND QUARTER
			% Change
	2024	2023	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)
IMMUNOLOGY
US	$2,978	2,865	4.0%	4.0%	—%
Intl	1,744	1,631	6.9	13.2	(6.3)
WW	4,722	4,496	5.0	7.3	(2.3)

REMICADE
US	231	277	(16.7)	(16.7)	—
US Exports(3)	35	33	7.9	7.9	—
Intl	127	152	(16.6)	(12.0)	(4.6)
WW	393	462	(14.9)	(13.4)	(1.5)

SIMPONI / SIMPONI ARIA
US	267	285	(6.3)	(6.3)	—
Intl	270	244	10.9	22.8	(11.9)
WW	537	529	1.6	7.1	(5.5)

STELARA
US	1,855	1,817	2.1	2.1	—
Intl	1,030	981	5.0	10.1	(5.1)
WW	2,885	2,797	3.1	4.9	(1.8)

TREMFYA
US	589	450	30.8	30.8	—
Intl	317	255	23.9	30.5	(6.6)
WW	906	706	28.3	30.7	(2.4)

OTHER IMMUNOLOGY
US	2	4	(51.5)	(51.5)	—
Intl	0	0	—	—	—
WW	2	4	(51.5)	(51.5)	—

INFECTIOUS DISEASES
US	334	395	(15.4)	(15.4)	—
Intl	631	727	(13.1)	(11.6)	(1.5)
WW	965	1,121	(13.9)	(12.9)	(1.0)

COVID-19 VACCINE
US	0	0	—	—	—
Intl	172	285	(39.7)	(39.7)	0.0
WW	172	285	(39.7)	(39.7)	0.0

EDURANT / rilpivirine
US	8	8	(2.8)	(2.8)	—
Intl	288	258	11.5	13.0	(1.5)
WW	297	266	11.0	12.5	(1.5)

PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	321	382	(16.0)	(16.0)	—
Intl	117	109	6.5	9.9	(3.4)
WW	438	491	(11.0)	(10.3)	(0.7)

OTHER INFECTIOUS DISEASES
US	5	5	18.5	18.5	—
Intl	55	74	(25.6)	(21.1)	(4.5)
WW	61	79	(23.1)	(18.8)	(4.3)
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	SECOND QUARTER
			% Change
	2024	2023	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)(Continued)
NEUROSCIENCE
US	$1,102	1,029	7.1%	7.1%	—%
Intl	679	764	(11.1)	(6.0)	(5.1)
WW	1,782	1,793	(0.6)	1.5	(2.1)

CONCERTA / methylphenidate
US	34	64	(47.7)	(47.7)	—
Intl	129	143	(9.8)	(4.6)	(5.2)
WW	163	208	(21.5)	(17.9)	(3.6)

INVEGA SUSTENNA / XEPLION / INVEGA TRINZA / TREVICTA
US	784	721	8.8	8.8	—
Intl	269	310	(13.1)	(9.0)	(4.1)
WW	1,054	1,031	2.2	3.5	(1.3)

SPRAVATO
US	226	144	57.9	57.9	—
Intl	44	25	73.5	77.4	(3.9)
WW	271	169	60.2	60.8	(0.6)

OTHER NEUROSCIENCE
US	57	100	(42.5)	(42.5)	—
Intl	237	286	(17.0)	(10.8)	(6.2)
WW	294	386	(23.7)	(19.1)	(4.6)

ONCOLOGY
US	2,636	2,069	27.4	27.4	—
Intl	2,455	2,329	5.4	10.8	(5.4)
WW	5,090	4,398	15.7	18.6	(2.9)

CARVYKTI
US	167	114	46.5	46.5	—
Intl	20	3	*	*	*
WW	186	117	59.8	59.9	(0.1)

DARZALEX
US	1,641	1,322	24.2	24.2	—
Intl	1,237	1,110	11.5	17.9	(6.4)
WW	2,878	2,431	18.4	21.3	(2.9)

ERLEADA
US	318	241	32.2	32.2	—
Intl	418	326	28.0	32.8	(4.8)
WW	736	567	29.8	32.5	(2.7)

IMBRUVICA
US	246	262	(6.4)	(6.4)	—
Intl	525	579	(9.4)	(5.6)	(3.8)
WW	770	841	(8.5)	(5.9)	(2.6)

TECVAYLI
US	104	82	27.5	27.5	—
Intl	30	12	*	*	*
WW	135	94	42.9	43.5	(0.6)

ZYTIGA / abiraterone acetate
US	11	9	21.6	21.6	—
Intl	154	218	(29.6)	(23.6)	(6.0)
WW	165	227	(27.7)	(21.9)	(5.8)

OTHER ONCOLOGY
US	148	40	*	*	—
Intl	71	80	(10.4)	(6.0)	(4.4)
WW	221	120	84.2	87.2	(3.0)
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	SECOND QUARTER
			% Change
	2024	2023	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)(Continued)
PULMONARY HYPERTENSION
US	$743	684	8.7%	8.7%	—%
Intl	296	289	2.6	11.2	(8.6)
WW	1,039	972	6.9	9.4	(2.5)

OPSUMIT
US	373	328	13.7	13.7	—
Intl	170	179	(5.0)	0.5	(5.5)
WW	544	507	7.1	9.1	(2.0)

UPTRAVI
US	349	338	3.3	3.3	—
Intl	76	61	24.6	34.4	(9.8)
WW	426	399	6.6	8.1	(1.5)

OTHER PULMONARY HYPERTENSION
US	20	18	18.8	18.8	—
Intl	50	48	3.1	21.0	(17.9)
WW	71	66	7.2	20.4	(13.2)

CARDIOVASCULAR / METABOLISM / OTHER
US	717	776	(7.7)	(7.7)	—
Intl	176	174	0.6	4.0	(3.4)
WW	892	950	(6.2)	(5.5)	(0.7)

XARELTO
US	587	637	(7.9)	(7.9)	—
Intl	—	—	—	—	—
WW	587	637	(7.9)	(7.9)	—

OTHER
US	129	138	(6.4)	(6.4)	—
Intl	176	174	0.6	4.0	(3.4)
WW	305	313	(2.5)	(0.6)	(1.9)

TOTAL INNOVATIVE MEDICINE
US	8,510	7,818	8.9	8.9	—
Intl	5,980	5,913	1.1	6.4	(5.3)
WW	$14,490	13,731	5.5%	7.8%	(2.3)%
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	SECOND QUARTER
			% Change
	2024	2023	Reported	Operational(1)	Currency
MEDTECH SEGMENT(2)
CARDIOVASCULAR(4)
US	$1,119	908	23.3%	23.3%	—%
Intl	753	712	5.7	11.2	(5.5)
WW	1,873	1,620	15.6	18.0	(2.4)

ELECTROPHYSIOLOGY
US	705	609	15.7	15.7	—
Intl	618	587	5.4	11.1	(5.7)
WW	1,323	1,196	10.6	13.4	(2.8)

ABIOMED
US	309	272	13.2	13.2	—
Intl	72	59	20.7	25.3	(4.6)
WW	379	331	14.5	15.4	(0.9)

SHOCKWAVE(5)
US	77	—	*	*	—
Intl	0	—	—	—	—
WW	77	—	*	*	—

OTHER CARDIOVASCULAR(4)
US	29	27	12.5	12.5	—
Intl	64	67	(4.5)	(1.0)	(3.5)
WW	93	93	0.3	2.8	(2.5)

ORTHOPAEDICS
US	1,422	1,388	2.5	2.5	—
Intl	890	878	1.4	4.5	(3.1)
WW	2,312	2,265	2.1	3.3	(1.2)

HIPS
US	265	250	5.8	5.8	—
Intl	152	147	3.4	6.8	(3.4)
WW	417	397	4.9	6.2	(1.3)

KNEES
US	230	221	4.2	4.2	—
Intl	163	142	14.9	17.7	(2.8)
WW	394	363	8.4	9.5	(1.1)

TRAUMA
US	498	483	3.0	3.0	—
Intl	260	255	2.4	5.5	(3.1)
WW	759	739	2.8	3.8	(1.0)

SPINE, SPORTS & OTHER
US	430	433	(0.8)	(0.8)	—
Intl	314	334	(6.1)	(2.9)	(3.2)
WW	743	766	(3.1)	(1.7)	(1.4)
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	SECOND QUARTER
			% Change
	2024	2023	Reported	Operational(1)	Currency
MEDTECH SEGMENT(2)(Continued)
SURGERY
US	$995	1,015	(2.0)%	(2.0)%	—%
Intl	1,493	1,580	(5.5)	(0.7)	(4.8)
WW	2,488	2,594	(4.1)	(1.2)	(2.9)

ADVANCED
US	466	466	0.1	0.1	—
Intl	675	757	(10.8)	(6.4)	(4.4)
WW	1,141	1,222	(6.7)	(3.9)	(2.8)

GENERAL
US	528	548	(3.7)	(3.7)	—
Intl	818	823	(0.7)	4.5	(5.2)
WW	1,346	1,372	(1.9)	1.2	(3.1)

VISION
US	523	529	(1.2)	(1.2)	—
Intl	763	778	(2.0)	2.2	(4.2)
WW	1,285	1,308	(1.7)	0.8	(2.5)

CONTACT LENSES / OTHER
US	409	409	0.2	0.2	—
Intl	509	530	(4.0)	1.2	(5.2)
WW	918	939	(2.2)	0.7	(2.9)

SURGICAL
US	113	120	(5.8)	(5.8)	—
Intl	254	249	2.1	4.5	(2.4)
WW	367	369	(0.5)	1.2	(1.7)

TOTAL MEDTECH
US	4,059	3,839	5.7	5.7	—
Intl	3,898	3,949	(1.3)	3.2	(4.5)
WW	$7,957	7,788	2.2%	4.4%	(2.2)%
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	SIX MONTHS
			% Change
	2024	2023	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)
IMMUNOLOGY
US	$5,431	5,313	2.2%	2.2%	—%
Intl	3,538	3,295	7.4	12.1	(4.7)
WW	8,969	8,608	4.2	6.0	(1.8)

REMICADE
US	497	553	(10.1)	(10.1)	—
US Exports(3)	62	74	(15.4)	(15.4)	—
Intl	268	322	(16.9)	(13.2)	(3.7)
WW	827	949	(12.9)	(11.6)	(1.3)

SIMPONI / SIMPONI ARIA
US	521	556	(6.2)	(6.2)	—
Intl	569	510	11.7	21.3	(9.6)
WW	1,091	1,066	2.3	7.0	(4.7)

STELARA
US	3,251	3,268	(0.5)	(0.5)	—
Intl	2,085	1,974	5.6	9.1	(3.5)
WW	5,336	5,241	1.8	3.1	(1.3)

TREMFYA
US	1,098	856	28.2	28.2	—
Intl	616	489	25.8	31.0	(5.2)
WW	1,714	1,346	27.3	29.2	(1.9)

OTHER IMMUNOLOGY
US	2	7	(75.4)	(75.4)	—
Intl	0	0	—	—	—
WW	2	7	(75.4)	(75.4)	—

INFECTIOUS DISEASES
US	658	787	(16.4)	(16.4)	—
Intl	1,128	1,920	(41.3)	(40.7)	(0.6)
WW	1,786	2,707	(34.0)	(33.7)	(0.3)

COVID-19 VACCINE
US	0	0	—	—	—
Intl	197	1,032	(80.9)	(80.9)	0.0
WW	197	1,032	(80.9)	(80.9)	0.0

EDURANT / rilpivirine
US	16	17	(7.0)	(7.0)	—
Intl	603	529	14.1	14.4	(0.3)
WW	620	546	13.4	13.7	(0.3)

PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	635	760	(16.5)	(16.5)	—
Intl	221	208	6.0	7.8	(1.8)
WW	856	968	(11.6)	(11.2)	(0.4)

OTHER INFECTIOUS DISEASES
US	7	10	(29.4)	(29.4)	—
Intl	107	151	(29.3)	(26.0)	(3.3)
WW	114	161	(29.3)	(26.2)	(3.1)
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	SIX MONTHS
			% Change
	2024	2023	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)(Continued)
NEUROSCIENCE
US	$2,156	2,007	7.4%	7.4%	—%
Intl	1,428	1,590	(10.2)	(5.2)	(5.0)
WW	3,585	3,597	(0.3)	1.9	(2.2)

CONCERTA / methylphenidate
US	75	134	(44.3)	(44.3)	—
Intl	265	279	(5.1)	(0.2)	(4.9)
WW	340	414	(17.8)	(14.5)	(3.3)

INVEGA SUSTENNA / XEPLION / INVEGA TRINZA / TREVICTA
US	1,549	1,434	8.0	8.0	—
Intl	561	641	(12.4)	(8.8)	(3.6)
WW	2,110	2,075	1.7	2.8	(1.1)

SPRAVATO
US	417	255	63.9	63.9	—
Intl	78	45	74.6	76.3	(1.7)
WW	496	300	65.5	65.7	(0.2)

OTHER NEUROSCIENCE
US	115	184	(37.3)	(37.3)	—
Intl	524	625	(16.2)	(9.5)	(6.7)
WW	639	809	(21.0)	(15.8)	(5.2)

ONCOLOGY
US	5,019	3,958	26.8	26.8	—
Intl	4,885	4,552	7.3	11.7	(4.4)
WW	9,904	8,510	16.4	18.7	(2.3)

CARVYKTI
US	307	184	66.8	66.8	—
Intl	36	5	*	*	*
WW	343	189	81.5	81.5	0.0

DARZALEX
US	3,105	2,513	23.6	23.6	—
Intl	2,465	2,182	12.9	18.4	(5.5)
WW	5,570	4,695	18.6	21.2	(2.6)

ERLEADA
US	603	490	23.0	23.0	—
Intl	822	619	32.8	36.5	(3.7)
WW	1,425	1,109	28.4	30.5	(2.1)

IMBRUVICA
US	511	532	(3.9)	(3.9)	—
Intl	1,043	1,136	(8.3)	(5.6)	(2.7)
WW	1,554	1,668	(6.9)	(5.1)	(1.8)

TECVAYLI
US	205	139	47.7	47.7	—
Intl	63	18	*	*	*
WW	268	157	70.2	70.2	0.0

ZYTIGA / abiraterone acetate
US	20	25	(19.7)	(19.7)	—
Intl	326	447	(27.2)	(22.1)	(5.1)
WW	346	472	(26.8)	(22.0)	(4.8)

OTHER ONCOLOGY
US	267	75	*	*	—
Intl	131	144	(8.5)	(5.8)	(2.7)
WW	399	219	82.4%	84.2%	(1.8)%
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	SIX MONTHS
			% Change
	2024	2023	Reported	Operational(1)	Currency
INNOVATIVE MEDICINE SEGMENT(2)(Continued)
PULMONARY HYPERTENSION
US	$1,509	1,284	17.5%	17.5%	—%
Intl	579	561	3.4	11.0	(7.6)
WW	2,088	1,844	13.2	15.5	(2.3)

OPSUMIT
US	729	601	21.3	21.3	—
Intl	339	346	(2.2)	2.5	(4.7)
WW	1,068	947	12.7	14.4	(1.7)

UPTRAVI
US	741	642	15.5	15.5	—
Intl	152	119	27.6	36.4	(8.8)
WW	894	761	17.4	18.7	(1.3)

OTHER PULMONARY HYPERTENSION
US	38	41	(6.1)	(6.1)	—
Intl	89	95	(6.7)	10.2	(16.9)
WW	127	136	(6.5)	5.3	(11.8)

CARDIOVASCULAR / METABOLISM / OTHER
US	1,348	1,491	(9.6)	(9.6)	—
Intl	373	386	(3.6)	(1.9)	(1.7)
WW	1,721	1,877	(8.3)	(8.0)	(0.3)

XARELTO
US	1,105	1,215	(9.1)	(9.1)	—
Intl	—	—	—	—	—
WW	1,105	1,215	(9.1)	(9.1)	—

OTHER
US	243	275	(11.8)	(11.8)	—
Intl	373	386	(3.6)	(1.9)	(1.7)
WW	616	662	(7.0)	(6.0)	(1.0)

TOTAL INNOVATIVE MEDICINE
US	16,122	14,841	8.6	8.6	—
Intl	11,930	12,303	(3.0)	1.0	(4.0)
WW	$28,052	27,144	3.3%	5.2%	(1.9)%
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	SIX MONTHS
			% Change
	2024	2023	Reported	Operational(1)	Currency
MEDTECH SEGMENT(2)
CARDIOVASCULAR(4)
US	$2,144	1,771	21.1%	21.1%	—%
Intl	1,534	1,352	13.4	18.9	(5.5)
WW	3,679	3,123	17.8	20.2	(2.4)

ELECTROPHYSIOLOGY
US	1,397	1,180	18.4	18.4	—
Intl	1,270	1,109	14.6	20.4	(5.8)
WW	2,667	2,288	16.5	19.4	(2.9)

ABIOMED
US	612	536	14.1	14.1	—
Intl	139	119	16.5	20.0	(3.5)
WW	750	655	14.5	15.2	(0.7)

SHOCKWAVE(5)
US	77	—	*	*	—
Intl	0	—	—	—	—
WW	77	—	*	*	—

OTHER CARDIOVASCULAR(4)
US	59	55	7.7	7.7	—
Intl	126	125	0.8	4.8	(4.0)
WW	185	180	2.9	5.7	(2.8)

ORTHOPAEDICS
US	2,870	2,751	4.3	4.3	—
Intl	1,782	1,759	1.3	3.6	(2.3)
WW	4,652	4,510	3.2	4.0	(0.8)

HIPS
US	535	491	8.9	8.9	—
Intl	304	296	2.6	5.0	(2.4)
WW	839	787	6.5	7.4	(0.9)

KNEES
US	472	447	5.5	5.5	—
Intl	323	284	13.6	15.4	(1.8)
WW	795	731	8.7	9.4	(0.7)

TRAUMA
US	1,002	974	2.9	2.9	—
Intl	521	522	0.0	2.1	(2.1)
WW	1,524	1,496	1.9	2.6	(0.7)

SPINE, SPORTS & OTHER
US	862	839	2.7	2.7	—
Intl	634	657	(3.5)	(1.0)	(2.5)
WW	1,495	1,495	0.0	1.1	(1.1)
See footnotes at end of schedule

Johnson & Johnson
Segment sales
(Dollars in Millions)

	SIX MONTHS
			% Change
	2024	2023	Reported	Operational(1)	Currency
MEDTECH SEGMENT(2)(Continued)
SURGERY
US	$1,982	1,990	(0.4)%	(0.4)%	—%
Intl	2,922	3,039	(3.8)	0.7	(4.5)
WW	4,904	5,028	(2.5)	0.3	(2.8)

ADVANCED
US	912	910	0.2	0.2	—
Intl	1,316	1,430	(8.0)	(3.7)	(4.3)
WW	2,228	2,340	(4.8)	(2.2)	(2.6)

GENERAL
US	1,070	1,079	(0.9)	(0.9)	—
Intl	1,606	1,608	(0.2)	4.7	(4.9)
WW	2,676	2,688	(0.5)	2.4	(2.9)

VISION
US	1,070	1,087	(1.5)	(1.5)	—
Intl	1,473	1,521	(3.2)	0.6	(3.8)
WW	2,543	2,608	(2.5)	(0.3)	(2.2)

CONTACT LENSES / OTHER
US	847	853	(0.6)	(0.6)	—
Intl	981	1,039	(5.6)	(0.9)	(4.7)
WW	1,828	1,892	(3.4)	(0.8)	(2.6)

SURGICAL
US	223	234	(4.8)	(4.8)	—
Intl	492	482	2.1	4.0	(1.9)
WW	715	716	(0.1)	1.1	(1.2)

TOTAL MEDTECH
US	8,067	7,598	6.2	6.2	—
Intl	7,711	7,671	0.5	4.6	(4.1)
WW	$15,778	15,269	3.3%	5.4%	(2.1)%

Note: Column and rows within tables may not add due to rounding. Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.
*    Percentage greater than 100% or not meaningful
(1)Operational growth excludes the effect of translational currency
(2)Unaudited
(3)Reported as U.S. sales
(4)Previously referred to as Interventional Solutions
(5)Acquired on May 31, 2024

Supplemental sales information (unaudited)
(Dollars in Millions)

	SECOND QUARTER
			% Change
	2024	2023	Total	Operations	Currency
Innovative Medicine
U.S.	$8,510	7,818	8.9%	8.9	—
International	5,980	5,913	1.1	6.4	(5.3)
Worldwide	14,490	13,731	5.5	7.8	(2.3)

COVID-19 Vaccine
U.S.	—	—	—	—	—
International	172	285	(39.7)	(39.7)	0.0
Worldwide	172	285	(39.7)	(39.7)	0.0

Innovative Medicine excluding COVID-19 Vaccine
U.S.	8,510	7,818	8.9	8.9	—
International	5,808	5,628	3.2	8.7	(5.5)
Worldwide	14,318	13,446	6.5	8.8	(2.3)

Worldwide
U.S.	12,569	11,657	7.8	7.8	—
International	9,878	9,862	0.2	5.1	(4.9)
Worldwide	22,447	21,519	4.3	6.6	(2.3)

COVID-19 Vaccine
U.S.	—	—	—	—	—
International	172	285	(39.7)	(39.7)	0.0
Worldwide	172	285	(39.7)	(39.7)	0.0

Worldwide
U.S.	12,569	11,657	7.8	7.8	—
International	9,706	9,577	1.3	6.4	(5.1)
Worldwide excluding COVID-19 Vaccine	$22,275	21,234	4.9%	7.2	(2.3)

Europe	$5,214	5,131	1.6%	3.4	(1.8)
Europe COVID-19 Vaccine Sales	172	285	(39.7)	(39.7)	0.0
Europe excluding COVID-19 Vaccine	$5,042	4,846	4.1%	6.0	(1.9)
Note: Columns and rows within tables may not add due to rounding

Supplemental sales information (unaudited)
(Dollars in Millions)

	SIX MONTHS
			% Change
	2024	2023	Total	Operations	Currency
Innovative Medicine
U.S.	$16,122	14,841	8.6%	8.6	—
International	11,930	12,303	(3.0)	1.0	(4.0)
Worldwide	28,052	27,144	3.3	5.2	(1.9)

COVID-19 Vaccine
U.S.	—	—	—	—	—
International	197	1,032	(80.9)	(80.9)	0.0
Worldwide	197	1,032	(80.9)	(80.9)	0.0

Innovative Medicine excluding COVID-19 Vaccine
U.S.	16,122	14,841	8.6	8.6	—
International	11,733	11,271	4.1	8.5	(4.4)
Worldwide	27,855	26,112	6.7	8.6	(1.9)

Worldwide
U.S.	24,189	22,439	7.8	7.8	—
International	19,641	19,974	(1.7)	2.4	(4.1)
Worldwide	43,830	42,413	3.3	5.2	(1.9)

COVID-19 Vaccine
U.S.	—	—	—	—	—
International	197	1,032	(80.9)	(80.9)	0.0
Worldwide	197	1,032	(80.9)	(80.9)	0.0

Worldwide
U.S.	24,189	22,439	7.8	7.8	—
International	19,444	18,942	2.7	6.9	(4.2)
Worldwide excluding COVID-19 Vaccine	$43,633	41,381	5.4%	7.4	(2.0)

Europe	$10,377	10,721	(3.2)%	(2.4)	(0.8)
Europe COVID-19 Vaccine Sales	197	1,032	(80.9)	(80.9)	0.0
Europe excluding COVID-19 Vaccine	$10,180	9,689	5.1%	6.0	(0.9)
Note: Columns and rows within tables may not add due to rounding